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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20459

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 22, 1998



                            CREDIT DEPOT CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        0-19420               58-1909265
           --------                        -------               ----------
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                               700 Wachovia Center
                              Gainesville, Georgia
                              --------------------
                    (Address of principal executive offices)

                                      30501
                                      -----
                                   (Zip code)


                                 (770) 531-9927
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     The common stock of Credit Depot Corporation (the "Company") began trading on the Over-the-Counter Bulletin Board on October 22, 1998, under the ticker symbol LEND. The common stock had traded on the Nasdaq SmallCap Market ("Nasdaq") under the ticker symbol LEND since 1991 until the close of market on October 21, 1998. The Company had not been in compliance with several Nasdaq listing requirements and had called a Special Meeting of the Shareholders on October 15, 1998, to approve certain proposals intended to achieve compliance with the listing requirements. The requisite number of votes necessary to pass the proposals had not been received by October 21, 1998, and the Company was notified by Nasdaq after the close of market on October 21, 1998 that the common stock would no longer be listed on its exchange.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CREDIT DEPOT CORPORATION
                                   ---------------------------------------------
                                                                    (Registrant)




Date: October 22, 1998                        /s/ Ralph J. DeBee
                                    --------------------------------------------
                                                  Ralph J. DeBee
                                      (President and Chief Executive Officer)




Date: October 22, 1998                         /s/ Charles D. Farrahar
                                    --------------------------------------------
                                                   Charles D. Farrahar
                                    (Vice President and Chief Financial Officer)